Exhibit 10.8
AMENDED AND RESTATED PERFORMANCE GUARANTY
This AMENDED AND RESTATED PERFORMANCE GUARANTY (as may be further amended, restated, supplemented or otherwise modified from time to time, this “Performance Guaranty”), dated as of May 7, 2026, is made by SYLVAMO CORPORATION, a Delaware corporation (“Sylvamo”), as performance guarantor (the “Performance Guarantor”), in favor of PNC BANK, NATIONAL ASSOCIATION (“PNC”), as administrative agent (the “Administrative Agent”) for the benefit of the Secured Parties (and their assigns) under the Receivables Financing Agreement (as defined below).
PRELIMINARY STATEMENTS:
(1)Each Person from to time to time party to the below described Purchase and Sale Agreement as an originator (herein collectively called the “Originators” and individually called an “Originator”), Sylvamo Receivables, LLC, a Delaware limited liability company (“Sylvamo Receivables”), as the buyer thereunder (the “Buyer”), and Sylvamo North America, LLC, a Delaware limited liability company, as servicer thereunder (the “Servicer”) have entered into that certain Purchase and Sale Agreement, dated as of September 30, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase and Sale Agreement”), pursuant to which the Originators have and will, from time to time, sell Receivables and related rights and security to the Buyer.
(2)Sylvamo Receivables, as borrower (the “Borrower”), the persons from time to time party thereto as Lenders, the Administrative Agent, PNC Capital Markets LLC, as the Structuring Agent, and the Servicer have entered into that certain Receivables Financing Agreement, dated as of September 30, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”), pursuant to which the Borrower requests that the Lenders make Loans from time to time to the Borrower, on terms, and subject to the conditions set forth therein, secured by, among other things, the Receivables. Capitalized terms used, but not otherwise defined herein shall have the respective meanings assigned thereto in the Receivables Financing Agreement.
(3)The Performance Guarantor is the direct or indirect owner of 100% of the outstanding voting stock or membership interests of each Originator, the Servicer, each Sub-Servicer and the Borrower.
(4)The Performance Guarantor and the Administrative Agent are parties to that certain Performance Guaranty, dated as of September 30, 2022 (as amended, supplemented or otherwise modified through the date hereof, the “Original Performance Guaranty”).
(5)The Performance Guarantor and the Administrative Agent wish to amend and restate the Original Performance Guaranty on the terms set forth herein
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Performance Guarantor hereby agrees as follows:
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SECTION 1. Unconditional Undertaking; Enforcement. The Performance Guarantor hereby absolutely, unconditionally and irrevocably guarantees and assures, for the benefit of Administrative Agent and the other Secured Parties, the due and punctual performance and observance by each Originator and Sub-Servicer (or any of their respective successors and assigns) of the terms, covenants, conditions, agreements, undertakings and obligations on the part of each such Originator or Sub-Servicer to be performed or observed by each such Originator or Sub-Servicer under each of the Transaction Documents to which it is a party, including, without limitation, any agreement or obligation of any such Originator or Sub-Servicer to pay any indemnity or any agreement or obligation of any such Originator or Sub-Servicer to make any payment in respect of any applicable dilution adjustment or repurchase obligation under any such Transaction Document (all such terms, covenants, conditions, agreements, undertakings and obligations on the part of each Originator or Sub-Servicer to be paid, performed or observed being collectively called the “Guaranteed Obligations”), in each case, on the terms and subject to the conditions and limitations set forth in the applicable Transaction Documents. For the avoidance of doubt and without limiting the foregoing, the Guaranteed Obligations shall not include the obligation of any Obligor to pay or perform its obligations under a Contract. Without limiting the generality of the foregoing, the Performance Guarantor agrees that if any Originator or Sub-Servicer shall fail in any manner whatsoever to perform or observe any of the Guaranteed Obligations when the same shall be required to be performed or observed under any applicable Transaction Document (such Guaranteed Obligations, the “Performance Guarantor Obligations”), then the Performance Guarantor will itself duly and punctually perform or observe or cause to be performed or observed the Guaranteed Obligations. It shall not be a condition to the accrual of the obligation of the Performance Guarantor hereunder to perform or to observe any Guaranteed Obligation that the Administrative Agent, or any other Secured Party, shall have first made any request of or demand upon or given any notice to the Performance Guarantor, any applicable Originator or Sub-Servicer or any of their respective successors and assigns or have initiated any action or proceeding against the Performance Guarantor, any applicable Originator or Sub-Servicer or any of their respective successors and assigns in respect thereof. The Administrative Agent (on behalf of the Secured Parties and their assigns) may proceed to enforce the obligations of the Performance Guarantor under this Performance Guaranty without first pursuing or exhausting any right or remedy which the Administrative Agent or any other Secured Party may have against any applicable Originator or Sub-Servicer, any other Person, the Receivables or any other property. The Performance Guarantor agrees that its obligations under this Performance Guaranty shall be irrevocable. Notwithstanding the foregoing, the performance of any Performance Guarantor Obligation by the Performance Guarantor is subject to the same rights, privileges and defenses regarding performance that have been granted to the applicable Originator or Sub-Servicer under the applicable Transaction Document. It is expressly acknowledged that this Performance Guaranty is a guarantee of performance only and is not a guarantee of the payment of any Pool Receivables and there shall be no recourse to the Performance Guarantor for any non-payment or delay in payment of any Pool Receivables solely by reason of bankruptcy, insolvency or lack of credit worthiness or other financial inability to pay of the related Obligor or the uncollectibility of any such Pool Receivables or for any Guaranteed Obligations the payment of which could otherwise constitute recourse to the Performance Guarantor or any other Sylvamo Party for uncollectible Pool Receivables.

SECTION 2. Validity of Obligations. The Performance Guarantor agrees that its obligations under this Performance Guaranty shall be absolute and unconditional, irrespective of (a) the validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the Guaranteed Obligations, (b) the absence of any attempt by the Administrative Agent or any other Secured Party to collect any Receivables, or to obtain performance or observance of the Guaranteed Obligations from any applicable Originator or Sub-Servicer or any other Person, (c) the waiver, consent, extension, forbearance or granting

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of any indulgence by the Administrative Agent with respect to any provision of any instrument evidencing the Guaranteed Obligations, (d) any change of the time, manner or place of performance of, or in any other term of any of the Guaranteed Obligations, including, without limitation, any amendment to or modification of any of the Transaction Documents, (e) any law, regulation or order of any jurisdiction affecting any term of any of the Guaranteed Obligations, or rights of the Administrative Agent or any other Secured Party with respect thereto, (f) the failure by the Administrative Agent or any other Secured Party to take any steps to perfect and maintain perfected its interest in any Receivable or other property or in any security or collateral related to the Guaranteed Obligations, (g) any failure to obtain any authorization or approval from or other action by or to notify or file with, any Governmental Authority or regulatory body required in connection with the performance of the obligations hereunder by the Performance Guarantor or (h) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a defense available to, or a discharge of any Originator or Sub-Servicer or the Performance Guarantor, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above, which might constitute a legal or equitable discharge of a surety or guarantor. The Performance Guarantor waives all counterclaims and all presentments, demands of performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Performance Guaranty. The Performance Guarantor’s obligations under this Performance Guaranty shall not be limited if the Administrative Agent or any other Secured Party is precluded for any reason (including, without limitation, the application of the automatic stay under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the Guaranteed Obligations, and the Performance Guarantor shall perform or observe, upon demand, the Guaranteed Obligations that would otherwise have been due and performable or observable by any Originator or Sub-Servicer had such right and remedies been permitted to be exercised.

SECTION 3. Waiver. The Performance Guarantor hereby waives promptness, diligence, notice of acceptance, notice of default by any Originator or Sub-Servicer, notice of the incurrence of any Guaranteed Obligation and any other notice with respect to any of the Guaranteed Obligations and this Performance Guaranty, and any other document related thereto or to any of the Transaction Documents and any requirement that the Administrative Agent or any other Secured Party exhaust any right or take any action against any Originator or Sub-Servicer, any other Person or any property. The Performance Guarantor warrants to the Administrative Agent (for the benefit of the Secured Parties) that it has adequate means to obtain from each Originator and Sub-Servicer on a continuing basis, all information concerning the financial condition of each Originator and Sub-Servicer, and that it is not relying on the Administrative Agent or any other Secured Party to provide such information either now or in the future.

SECTION 4. Subrogation. The Performance Guarantor hereby waives, until all of the Guaranteed Obligations have been performed and observed (including paid) in full and there exists no commitment which could give rise to any Guaranteed Obligations, all rights of subrogation (whether contractual or otherwise) to the claims, if any, of the Administrative Agent or any other Secured Party against the Originators and Sub-Servicers and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Originator or Sub-Servicer which may otherwise have arisen in connection with this Performance Guaranty.

SECTION 5. Representations and Warranties of the Performance Guarantor. The Performance Guarantor hereby represents and warrants to each Credit Party as of the Closing

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Date, on each Settlement Date and on each day on which a Credit Extension or Release shall have occurred as follows:

(a)Organization and Good Standing. The Performance Guarantor is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has full power and authority under its organizational documents and under the laws of the State of Delaware to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)Due Qualification. The Performance Guarantor is duly qualified to do business as a corporation, is in good standing as a foreign entity and has obtained all necessary licenses and approvals in all jurisdictions in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(c)Power and Authority; Due Authorization. The Performance Guarantor (i) has all necessary power and authority to (A) execute and deliver this Performance Guaranty and (B) perform its obligations under this Performance Guaranty and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of, and the consummation of the transactions provided for in, this Performance Guaranty.

(d)Binding Obligations. This Performance Guaranty constitutes legal, valid and binding obligations of the Performance Guarantor, enforceable against the Performance Guarantor in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(e)No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Performance Guaranty , and the fulfillment of the terms hereof, will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under its organizational documents or any indenture, sale agreement, credit agreement (including the Credit Agreement), loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which the Performance Guarantor is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim (other than a Permitted Lien) upon any of its properties pursuant to the terms of any such indenture, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than this Performance Guaranty or (iii) conflict with or violate any Applicable Law, except to the extent that any such conflict, breach, default, Adverse Claim (other than a Permitted Lien) or violation could not reasonably be expected to have a Material Adverse Effect.

(f)Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the Performance Guarantor’s knowledge, threatened in writing, against the Performance Guarantor before any Governmental Authority and (ii) the Performance Guarantor is not subject to any order, judgment, decree, injunction,

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stipulation or consent order of or with any Governmental Authority that, in the case of either of the foregoing clauses (i) and (ii), (A) asserts the invalidity of this Performance Guaranty, (B) seeks to prevent the consummation of any of the transactions contemplated by this Performance Guaranty, (C) seeks any determination or ruling that could materially and adversely affect the performance by the Performance Guarantor of its obligations under, or the validity or enforceability of, this Performance Guaranty or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations could reasonably be expected to have a Material Adverse Effect.

(g)Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect, and except filings required under applicable securities laws, all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by the Performance Guarantor in connection with the due execution, delivery and performance by the Performance Guarantor of this Performance Guaranty and the consummation by the Performance Guarantor of the transactions contemplated by this Performance Guaranty have been obtained or made and are in full force and effect.

(h)Investment Company Act. The Performance Guarantor is not registered or required to be registered as, and is not controlled by, an “investment company” under the Investment Company Act.

(i)No Material Adverse Effect. Since June 30, 2022, there has been no Material Adverse Effect with respect to the Performance Guarantor and its Subsidiaries, taken as a whole.

(j)Sanctions/Anti-Corruption Laws/Anti-Money Laundering Laws/International Trade Laws.

(i)Each Covered Entity, and each of such Covered Entity’s directors, officers, and any employee, and to the knowledge of the applicable Covered Entity, any agent, or Affiliate acting on behalf of such Covered Entity in connection with this Performance Guaranty: (A) is not a Sanctioned Person; (B) does not do business in or with, or derive any of its income, directly or knowingly indirectly, from any Sanctioned Person or any Sanctioned Jurisdiction in violation of Sanctions; and (C) is not in violation of, and is not, directly or knowingly indirectly, taking any action that could cause the Performance Guarantor to be in violation of, applicable (x) International Trade Laws in all material respects or (y) Sanctions, Anti-Money Laundering Laws, or Anti-Corruption Laws.
(ii)Each Covered Entity, and each of such Covered Entity’s directors, officers and employees, and to the knowledge of the applicable Covered Entity, any agent or Affiliate acting on behalf of such Covered Entity in connection with this Performance Guaranty: (x) is not in receipt of any

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written notice or communication from any Compliance Authority that alleges, or otherwise pertains to, an actual or potential violation of any (1) International Trade Laws in all material respects or (2) Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws; and (y) is not the target or subject of any investigation, nor has it received any written request for information, involving any allegation relating to a violation of any (1) International Trade Laws in all material respects or (2) Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws by an Official Body.
(iii)Each Covered Entity has instituted, maintains, and enforces policies and procedures reasonably designed to promote compliance with applicable International Trade Laws, Sanctions, Anti- Money Laundering Laws and Anti-Corruption Laws.
(iv)There is no Covered Property pledged as Collateral.
(k)Compliance with Applicable Law. The Performance Guarantor has complied with all Applicable Laws to which it may be subject, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(l)Taxes. The Performance Guarantor has (i) timely filed all tax returns (federal, state and local) required to be filed by it and (ii) paid, or caused to be paid, all taxes, assessments and other governmental charges, if any, other than taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided in accordance with GAAP, except, in each case, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

(m)Opinions. The facts regarding the Borrower, the Servicer, each Originator, the Performance Guarantor, the Receivables, the Related Security and the related matters set forth or assumed in each of the true sale and non-consolidation opinions of counsel delivered in connection with this Performance Guaranty and the Transaction Documents are true and correct in all material respects as of the date when made.

(n)Financial Condition. The consolidated balance sheets of the Performance Guarantor and its consolidated Subsidiaries as of June 30, 2022 and the related statements of income and shareholders’ equity of the Performance Guarantor and its consolidated Subsidiaries for the fiscal quarter then ended, copies of which have been furnished to the Administrative Agent and the Lenders (provided that such delivery requirement shall be satisfied by public filings including with the Securities and Exchange Commission as provided under the Receivables Financing Agreement), present fairly in all material respects the consolidated financial position of the Performance Guarantor and its consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP (except as stated therein, and subject to normal year-end audit adjustments and the absence of footnotes).

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(o)Subsidiary. Each of Originators, the Servicer and the Sub-Servicers are 100% owned, directly or indirectly, by the Performance Guarantor.

(p)Reaffirmation of Representations and Warranties. On the date of each Credit Extension, on the date of each Release, on each Settlement Date and on the date each Pool Report or other report is delivered to the Administrative Agent or any Lender, the Performance Guarantor shall be deemed to have certified that (i) all representations and warranties of the Performance Guarantor hereunder are true and correct in all material respects (unless such representations and warranties contain a materiality qualifier, in which case such representations and warranties shall be true and correct as made) on and as of such day as though made on and as of such day, except for representations and warranties which apply as to an earlier date (in which case such representations and warranties shall be true and correct in all material respects unless such representations and warranties contain a materiality qualifier, in which case such representations and warranties shall be true and correct as made) as of such date), (ii) no Event of Default or an Unmatured Event of Default has occurred and is continuing or will result from such Credit Extension and (iii) no Event of Default has occurred and is continuing or will result from such or Release.

SECTION 6. Covenants. At all times from the Closing Date until the Final Payout Date, the Performance Guarantor covenants and agrees that it will observe and perform all of the following covenants:

(a)Existence. The Performance Guarantor (i) shall keep in full force and effect its existence and rights as a corporation under the laws of the State of Delaware and (ii) shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary for the conduct of its business or to protect the validity and enforceability of this Performance Guaranty and the other Transaction Documents, except, in the case of this clause (ii), where such failure could not reasonably be expect to have a Material Adverse Effect.

(b)Compliance with Applicable Law. The Performance Guarantor shall comply with all Applicable Laws to which it may be subject, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(c)Fundamental Changes. The Performance Guarantor shall not, without the prior written consent of the Administrative Agent and the Majority Lenders, (i) permit itself to be a party to any merger, consolidation or other similar restructuring, except a merger, consolidation or other restructuring where the Performance Guarantor is the surviving entity or (ii) to the extent not described in clause (i) above, permit or cause any Originator, the Servicer or any Sub-Servicer to be a party to any merger, consolidation or other similar restructuring, except a merger, consolidation or other restructuring where such Originator, the Servicer or such Sub-Servicer, as applicable, is the surviving entity or (iii) permit or cause any Originator, the Servicer or any Sub-Servicer to directly or indirectly convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) (A) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person or (B) any Pool Receivables or any interest therein (in each case of this subclause (iii), other than in accordance with the Transaction Documents).

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(d)Sanctions/Anti-Corruption Laws/Anti-Money Laundering Laws/International Trade Laws.

(i)The Performance Guarantor shall (A) promptly notify the Administrative Agent in the event that any Collateral becomes Covered Property; and (B) comply with applicable (x) International Trade Laws in all material respects and (y) Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws and maintain and enforce policies and procedures reasonably designed to promote compliance with all applicable International Trade Laws, Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws by the Performance Guarantor, the Performance Guarantor’s directors and officers, and any employee, agent or Affiliate acting on behalf of the Performance Guarantor in connection with this Performance Guaranty.
(ii)The Performance Guarantor shall not, and shall not permit any of the Performance Guarantor’s directors or officers, or any employee, or to the knowledge of the Performance Guarantor, any of the Performance Guarantor’s agents or Affiliates acting on behalf of the Performance Guarantor in connection with this Performance Guaranty, to: (A) become a Sanctioned Person; (B) directly or knowingly indirectly (through a third party or otherwise) provide, use, or make available the proceeds of any Loan hereunder (1) to fund or facilitate any activities or business of, with, or for the benefit of any Sanctioned Person in violation of Sanctions, (2) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction in violation of Sanctions, or (3) to act in any manner in violation of, or that could result in a violation by any Person participating in the Loans of, any (x) International Trade Laws in all material respects or (y) Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws; (C) in the execution, delivery or performance of this Performance Guaranty, or any activities, transactions, services, or any collateral or security interest contemplated by this Performance Guaranty, violate Sanctions; (D) directly or knowingly indirectly, repay in whole or in part any Loan hereunder with proceeds derived from investments in or transactions with any Sanctioned Jurisdiction or Sanctioned Person or otherwise in violation of Sanctions; or (E) do business in or with, or derive any of its income, directly or knowingly indirectly, from any Sanctioned Person or any Sanctions Jurisdiction in violation of Sanctions.
(e)Subsidiaries. The Performance Guarantor will continue to be the beneficial owner, whether directly or indirectly, of a sufficient number of the issued and outstanding shares of capital stock or membership interests of each Originator, the Servicer and Sub-Servicer to enable the Performance Guarantor, directly or indirectly, to elect a majority of the members of such Originator’s, the Servicer’s and Sub-Servicer’s respective board of directors or otherwise direct the management of such Originator, Servicer and Sub-Servicer.

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(f)Sale of Assets. The Performance Guarantor will not, and will procure that none of the Originators will, complete the sale, transfer, lease or other disposal of all or any substantial part of its or their respective assets except on an arm’s length basis and for a fair market value or, except as may be otherwise permitted under Section 6(c), to any of its or their respective Affiliates.

(g)Substantive Consolidation. The Performance Guarantor shall, and shall cause each of its Subsidiaries and Affiliates to, observe and comply in all material respects with each of the separateness covenants described in Section 6.2 of the Purchase Sale Agreement.

(h)Financial Covenants. The Performance Guarantor shall comply with the Financial Covenant(s).

SECTION 7. No Waiver; Remedies. No failure on the part of the Administrative Agent or any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 8. Amendments, Etc. No amendment or waiver of any provision of this Performance Guaranty or consent to any departure by the Performance Guarantor herefrom shall in any event be effective unless in a writing signed by the Administrative Agent and the Majority Lenders (and, in the case of any amendment, also signed by the Performance Guarantor), and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 9. Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile and email communication) and shall be faxed, emailed or delivered to each party hereto, at its address or facsimile number or email address set forth under its name on Schedule III to the Receivables Financing Agreement or at such other address or facsimile number or email address as shall be designated by such party in a written notice to the other party hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail) and by email shall be effective when sent confirmed by electronic or other means (such as by the “return receipt requested” function, as available, return electronic mail or other acknowledgement), and notices and communications sent by other means shall be effective when received.

SECTION 10. Execution in Counterparts. This Performance Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. The words “execution”, “executed”, “signed”, “signature”, and words of like import in this Performance Guaranty and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the

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extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 11. Integration; Binding Effect; Continuing Agreement. This Performance Guaranty and the other Transaction Documents contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings. This Performance Guaranty (a) is a continuing agreement and shall remain in full force and effect until the later of (i) the performance and observance in full of the Guaranteed Obligations including the payment in full thereof and all other amounts payable under this Performance Guaranty and (ii) one year and a day after the date following the Final Payout Date and (b) shall be (i) binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and (ii) enforceable by the Administrative Agent and each of the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (b), upon any assignment by a Lender permitted pursuant to the Receivables Financing Agreement, the applicable assignee shall thereupon become vested with all the benefits in respect thereof granted to the Lenders herein or otherwise. Each of the parties hereto hereby agrees that each of the Lenders, the Borrower Indemnified Parties and the Affected Persons shall be a third-party beneficiary of this Performance Guaranty.

SECTION 12. Costs and Expenses. The Performance Guarantor shall, within ten (10) Business Days following demand thereof, pay to the Administrative Agent and any applicable Lender the amount of any and all reasonable and documented out-of-pocket expenses, including Attorney Costs, which they may incur in connection with the exercise or enforcement of any of their respective rights or interests hereunder.

SECTION 13. GOVERNING LAW. THIS PERFORMANCE GUARANTY, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF.

SECTION 14. CONSENT TO JURISDICTION.

(a)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PERFORMANCE GUARANTY, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR

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PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
(b)EACH PARTY HERETO CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 9. NOTHING IN THIS SECTION 14 SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS PERFORMANCE GUARANTY OR ANY OTHER TRANSACTION DOCUMENT.

SECTION 16. Severability. Any provisions of this Performance Guaranty which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 17. Mutual Negotiations. This Performance Guaranty is the product of mutual negotiations by the parties thereto and their counsel, and no party shall be deemed the draftsperson of this Performance Guaranty or any provision hereof or thereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Performance Guaranty, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.

SECTION 18. Captions and Cross References. The various captions (including the table of contents) in this Performance Guaranty are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Performance Guaranty. Unless otherwise indicated, references in this Performance Guaranty to any Section, Schedule or Exhibit are to such Section, Schedule or Exhibit to this Performance Guaranty, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the Performance Guarantor has caused this Performance Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.
SYLVAMO CORPORATION, as Performance Guarantor
By: /s/ Michele T. Scott
Name: Michele T. Scott
Title: Senior Vice President, Treasurer

A&R Performance Guaranty (Sylvamo)
S-1
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Accepted as of the date hereof:
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/ Henry Chan
Name: Henry Chan
Title:     Senior Vice President

A&R Performance Guaranty (Sylvamo)
S-2
132624357\V-6